Exhibit 10.27
REORGANIZATION AGREEMENT
This REORGANIZATION AGREEMENT (as amended from time to time, this “Agreement”), dated as of July [●], 2024, is hereby entered into by and among TWFG, Inc., a Delaware corporation (“PubCo”), TWFG Holding Company, LLC a Texas limited liability company (“OpCo”), Bunch Family Holdings LLC, a Texas limited liability company (“Bunch Holdings”), RenaissanceRe Ventures U.S. LLC, a Delaware limited liability company (“RenRe”) and GHC Woodlands Holdings LLC, a Delaware limited liability company (“GHC”).
WHEREAS, each of Bunch Holdings, RenRe and GHC (the “Pre-IPO Holders”) is a member of OpCo and a party to OpCo’s Second Amended and Restated Limited Liability Company Agreement dated as of May 23, 2023 (the “Prior LLC Agreement”), and, as of the date hereof, each of the Pre-IPO Holders will approve and enter into OpCo’s Third Amended and Restated Limited Liability Company Agreement (the “Third A&R LLC Agreement”);
WHEREAS, the Board of Directors of PubCo has determined to effect an underwritten initial public offering (the “IPO”) of PubCo’s Class A Common Stock (as defined below);
WHEREAS, in connection with the IPO, (a) pursuant to Section 8.10(b) of the Prior LLC Agreement, all outstanding Class A Units of OpCo (as converted into LLC Units as described below in clause (b)) will be contributed to PubCo in exchange for shares of Class A Common Stock (as defined below) (the “Exchange”) and (b) pursuant to the Third A&R LLC Agreement, all outstanding Class A Units, Class B Units and Class C Units of OpCo will be reclassified into a single new class of non-voting common limited liability interest units of OpCo (the “LLC Units”) and each outstanding Class A Unit, Class B Unit and Class C Unit of OpCo will be converted into 65.71242 LLC Units (the “Conversion”); and as a result thereof, each Member (as defined below) that held Class A Units of OpCo prior to the Conversion will cease to be a Member of OpCo, and PubCo will become a Member with respect to the corresponding LLC Units and will be the managing member of OpCo;
WHEREAS, in connection with the IPO, Bunch Holdings desires to contribute a portion of the LLC Units of OpCo held by it to PubCo in exchange for a certain number of shares of Class A Common Stock (as defined below); and
WHEREAS, Schedule A to the Third A&R LLC Agreement sets forth the ownership of the LLC Units of OpCo following the transactions described above;
NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS
Section 1.01    Definitions
The following terms shall have the following meanings for the purposes of this Agreement:
“Class A Common Stock” means the Class A Common Stock, par value $0.01 per share, of PubCo.
“Class B Common Stock” means the Class B Common Stock, par value $0.00001 per share, of PubCo.
“Class C Common Stock” means the Class C Common Stock, par value $0.00001 per share, of PubCo.
“Effective Time” means immediately prior to the closing of the IPO.
“Liens” shall mean all liens, encumbrances, charges, pledges, claims, security interests, equities, options, warrants, rights to purchase or acquire, and other defects in title.
“Member” means any person named as a Member of OpCo for so long as such person continues to be a Member of OpCo.
“Non-Economic Common Stock” means shares of Class B Common Stock and Class C Common Stock, as applicable.
“Securities Act” means the Securities Act of 1933, as amended.
ARTICLE II
CONTRIBUTION OF UNITS
Section 2.01    Bunch Holdings Contribution of Units. Upon the terms and conditions of this Agreement, and in reliance upon the representations, warranties, and covenants contained in this Agreement, effective immediately after the Conversion:
(a)    Bunch Holdings hereby contributes, assigns and conveys to PubCo, and PubCo hereby accepts and receives from Bunch Holdings, all right, title and interest in and to 342,362 LLC Units (the “Contributed Units”); and
(b)    in exchange therefor, PubCo hereby issues to Bunch Holdings, 342,362 shares of Class A Common Stock.

Section 2.02    Representations and Warranties of Bunch Holdings. Bunch Holdings hereby represents and warrants to PubCo that, as of the date of this Agreement and as of the Effective Time:
(a)    Title; No Liens. Bunch Holdings has good and transferable title to its Contributed Units, and Bunch Holdings is the sole owner of the Contributed Units. The Contributed Units are not subject to any pledge agreements, restriction agreements or other document or instrument which affects the title to the Contributed Units in any way or manner whatsoever. The Contributed Units are being conveyed to PubCo free and clear of all Liens.
(b)    Investment Representations.
(i)    The Class A Common Stock issued to Bunch Holdings is being acquired for investment for Bunch Holdings’ own account, not as a nominee or agent, and not with a view to or for sale in connection with the distribution thereof within the meaning of Section 2(a)(11) of the Securities Act.
(ii)    Bunch Holdings has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Bunch Holdings’ investment in the Class A Common Stock; Bunch Holdings has the ability to bear the economic risks of such investment; Bunch Holdings has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement; and Bunch Holdings has had an opportunity to ask questions and to obtain such financial and other information regarding PubCo as Bunch Holdings deems necessary or appropriate in connection with evaluating the merits of the investment in the Class A Common Stock. Management has either furnished to Bunch Holdings, or granted Bunch Holdings access to, all information requested by Bunch Holdings in making such evaluation. Bunch Holdings acknowledges that the shares of Class A Common Stock have not been and will not be registered under the Securities Act, or under any state securities act and may not be transferred except in compliance with the Securities Act and all applicable state laws.
(iii)    Bunch Holdings qualifies as an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.
Section 2.03    Representations and Warranties of PubCo. PubCo hereby represents and warrants to Bunch Holdings that, as of the Effective Time,
(a)    The Class A Common Stock, if and when issued and delivered to Bunch Holdings in accordance with the terms and for the consideration set forth in this Agreement, will be (i) validly issued, and (ii) duly authorized, fully paid and nonassessable, free and clear of any and all Liens, or preemptive or other similar rights, except for any restrictions set forth in the organizational documents of PubCo and transfer restrictions under applicable securities laws.
(b)    No notice to, registration, qualification, designation, declaration of, or filing by PubCo with, or the consent of, or any action by any court, governmental, regulatory or administrative agency, commission, authority, instrumentality, or other public body, domestic or foreign is required on the part of PubCo in connection with the execution and delivery of this

Agreement or the consummation of the transactions contemplated hereby, including, without limitation, the offer, issuance, sale, and delivery of the shares of Class A Common Stock, except for the filings as may be required after issuance of the Class A Common Stock under applicable provisions of United States federal securities laws and as may be required under applicable state securities laws, each of which will be filed timely within the applicable periods therefor.
(c)    Subject to the filings described in clause (b) above, the offer and sale of the Class A Common Stock to Bunch Holdings in accordance with the terms and conditions of, and as contemplated by, this Agreement will be exempt from the registration under the Securities Act and will be exempt from registration and qualification of the securities laws of all other applicable jurisdictions.
ARTICLE III
ISSUANCE OF CLASS B AND CLASS C COMMON STOCK
Section 3.01    Issuance of New Shares of Non-Economic Common Stock. As of the Effective Time, as consideration for the contribution to PubCo by each of RenRe and GHC of such consideration pursuant to the terms of this Agreement, PubCo shall issue to each of RenRe and GHC a number of shares of Class B Common Stock equal to the number of LLC Units owned by each of RenRe and GHC as of the Effective Time. As of the Effective Time, as consideration for the contribution to PubCo by Bunch Holdings of such consideration pursuant to the terms of this Agreement, PubCo shall issue to Bunch Holdings a number of shares of Class C Common Stock equal to the number of LLC Units owned by Bunch Holdings as of the Effective Time.
Section 3.02    Contribution of Consideration. Each of RenRe and GHC shall contribute $0.00001 per share to PubCo as full and valid consideration for the issuance and sale of the shares of Class B Common Stock. Bunch Holdings shall contribute $0.00001 per share to PubCo as full and valid consideration for the issuance and sale of the shares of Class C Common Stock.
Section 3.03    Representations and Warranties of the Pre-IPO Holders. Each Pre-IPO Holder represents and warrants, severally and not jointly, to PubCo that, as of the date of this Agreement and as of the Effective Time:
(a)    The execution, delivery and performance by such Pre-IPO Holder of this Agreement has been duly authorized by all necessary action. Such Pre-IPO Holder is duly organized, validly existing and in good standing or active status under the laws of its jurisdiction of organization or incorporation.
(b)    Such Pre-IPO Holder has the requisite power, authority and legal right to execute and deliver this Agreement, and to consummate the transactions contemplated hereby.
(c)    This Agreement has been duly executed and delivered by such Pre-IPO Holder and constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.
(d)    Neither the execution, delivery and performance by such Pre-IPO Holder of this Agreement, nor the consummation by such party of the transactions contemplated hereby, nor compliance by such Pre-IPO Holder with the terms and provisions hereof, will, directly or indirectly (with or without notice or lapse of time or both), contravene or conflict with, or result in a breach or termination of, or constitute a default under (or with notice or lapse of time or both, result in the breach or termination of or constitute a default under) articles or certificate of incorporation or formation, bylaws, operating agreement, or comparable organizational documents of such Pre-IPO Holder.
(e)    Investment Representations.
(i)    The shares of Non-Economic Common Stock to be issued to such Pre-IPO Holder are being acquired for the Pre-IPO Holders’ own account, for investment purposes, not as a nominee or agent, and not with a view to or for sale in connection with the distribution thereof within the meaning of Section 2(a)(11) of the Securities Act.
(ii)    Such Pre-IPO Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Pre-IPO Holders’ investment in the Non-Economic Common Stock; the Pre-IPO Holder has the ability to bear the economic risks of such investment; the Pre-IPO Holder has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement; and the Pre-IPO Holder has had an opportunity to ask questions and to obtain such financial and other information regarding PubCo and OpCo as the Pre-IPO Holders deems necessary or appropriate in connection with evaluating the merits of the investment in the Class B Common Stock. Management of each of PubCo and OpCo has answered all questions asked by the Pre-IPO Holders and they have either furnished to the Pre-IPO Holders, or granted the Pre-IPO Holders access to, all information requested by the Pre-IPO Holders in making such evaluation. Each Pre-IPO Holder acknowledges that the Non-Economic Common Stock has not been and will not be registered under the Securities Act, or under any state securities act and may not be transferred except in compliance with the Securities Act and all applicable state laws.
(iii)    Such Pre-IPO Holder qualifies as an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act.
Section 3.04    Representations and Warranties of PubCo. PubCo represents and warrants to the Pre-IPO Holders that, as of the date of this Agreement and as of the Effective Time:
(a)    PubCo is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and all material governmental licenses, authorizations, permits, consents and approvals required to carry on its business as it is currently being conducted and as contemplated, and the execution, delivery and performance by PubCo of this Agreement and the consummation of the transactions contemplated hereby, including the sale and issuance of the Non-Economic Common Stock hereby, has been duly authorized by all necessary corporate and other action by PubCo.
(b)    PubCo has the requisite power, authority and legal right to execute and deliver this Agreement, and to perform its obligations hereunder and to consummate the transactions contemplated hereby.
(c)    This Agreement has been (or when executed will be) duly executed and delivered by PubCo and constitutes (or when executed will constitute) the legal, valid and binding obligation of PubCo, enforceable against PubCo in accordance with its terms, subject to (a) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (b) general equitable principles (whether considered in a proceeding in equity or at law) and (c) an implied covenant of good faith and fair dealing.
(d)    Neither the execution, delivery and performance by PubCo of this Agreement, nor the consummation by such party of the transactions contemplated hereby, nor compliance by PubCo with the terms and provisions hereof, will, directly or indirectly (with or without notice or lapse of time or both), (i) contravene or conflict with, or result in a breach or termination of, or constitute a default under (or with notice or lapse of time or both, result in the breach or termination of or constitute a default under) any provision of the Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws, or any other organizational documents of PubCo, (ii) constitute a violation by PubCo of any existing requirement of law applicable to PubCo or any of its properties, rights or assets or (iii) require the consent or approval of any party, except, in the case of clauses (ii) and (iii), as would not reasonably be expected to result in, individually or in the aggregate, a material and adverse effect on the ability of PubCo to consummate the transactions contemplated by this Agreement.
(e)    At the Effective Time, the shares of Non-Economic Common Stock, when issued to the Pre-IPO Holders shall be (i) validly issued, and (ii) duly authorized, fully paid and nonassessable, free and clear of any and all Liens, or preemptive or other similar rights, except for any restrictions set forth in the organizational documents of PubCo and transfer restrictions under applicable securities laws.
(f)    No notice to, registration, qualification, designation, declaration of, or filing by PubCo with, or the consent of, or any action by any court, governmental, regulatory or administrative agency, commission, authority, instrumentality, or other public body, domestic or foreign is required on the part of PubCo in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, including, without limitation, the offer, issuance, sale, and delivery of the shares of Non-Economic Common Stock, except for the filings as may be required after issuance of the Non-Economic Common Stock under applicable provisions of United States federal securities laws and as may be required under applicable state securities laws, each of which will be filed timely within the applicable periods therefor.

(g)    Subject to the filings described in clause (f) above, the offer and sale of the Non-Economic Common Stock to the Pre-IPO Holders in accordance with the terms and conditions of, and as contemplated by, this Agreement will be exempt from the registration under the Securities Act and will be exempt from registration and qualification of the securities laws of all other applicable jurisdictions.
ARTICLE IV
GENERAL
Section 4.01    Further Assurances. Each party to this Agreement, at any time and from time to time upon the reasonable request of another party to this Agreement, shall promptly execute and deliver, or cause to be executed and delivered, all such further instruments and take all such further actions as may be reasonably necessary or appropriate to confirm or carry out the purposes and intent of this Agreement.
Section 4.02    Assignment. Neither this Agreement nor any of the rights or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties, and any such assignment without such prior written consent shall be void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.
Section 4.03    Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the law of the State of Texas, without regard to the conflicts of law rules of such state that would result in the application of the laws of any other State.
Section 4.04    Arbitration. The parties hereto agree that any dispute or disagreement based on any matter arising out of or in connection with this Agreement or the transactions contemplated hereby shall be resolved through arbitration pursuant to Article 14 of the Third A&R LLC Agreement.
Section 4.05    Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or entity or any circumstance, is found to be invalid or unenforceable in any jurisdiction, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
Section 4.06    Counterparts. This Agreement may be executed (including by facsimile transmission or other electronic signature of this Agreement signed by such party) with counterpart pages or in one or more counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement, it being understood that both parties need not sign the same counterpart.
Section 4.07    Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto with respect to the matters contemplated hereby and supersedes all prior and contemporaneous agreements and understanding, both oral and written, among the parties hereto with respect to the subject matter hereof.
Section 4.08    Amendment; Waiver. No provision of this Agreement may be amended unless such amendment is approved in writing by the parties hereto. No provision of this Agreement may be waived unless such waiver is in writing and signed by the party against whom the waiver is to be effective.
Section 4.09 Tax Treatment. For U.S. federal and applicable state and local income tax purposes, it is the intention of the parties hereto that the transactions enumerated in Section 2.01, taken together with the Exchange and the IPO, are treated as integrated transactions and together as tax-deferred exchanges described in Section 351 of the Internal Revenue Code of 1986, as amended from time to time. Each of the parties hereto will report such transactions in a manner consistent with this Section 4.09, except as otherwise required by applicable law.
[Signature pages follow]

IN WITNESS WHEREOF, PubCo, OpCo, and each Member set forth below have duly executed this Agreement as of the date first written above.

TWFG, INC.

By:
Name:
Title:

TWFG HOLDING COMPANY, LLC

By:
Name:
Title:

MEMBERS:

BUNCH FAMILY HOLDINGS, LLC

By:
Name:
Title:

RENAISSANCERE VENTURES U.S. LLC

By:
Name:
Title:

GHC WOODLANDS HOLDINGS LLC

By:
Name:
Title: